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                                    EXHIBIT 4

                            FORM OF STOCK CERTIFICATE

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                                                                     EXHIBIT 4

NUMBER
RRR

[SEAL]

COMMON STOCK                                THIS CERTIFICATE IS TRANSFERABLE IN
                                             ATLANTA, GA, OR IN NEW YORK, N.Y.

                                                                         SHARES
                                  [GRAPHIC]

   INCORPORATED UNDER THE                                     CUSIP 749660 10 6
LAWS OF THE STATE OF DELAWARE               SEE REVERSE FOR CERTAIN DEFINITIONS

                                  RPC, INC.


THIS CERTIFIES THAT




IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF TEN CENTS ($.10) EACH OF THE COMMON STOCK OF RPC, INC., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented thereby are issued and shall be subject to all of the provisions of the Certificate of Incorporation of the Corporation as now or hereafter amended, to all of which the holder hereof by acceptance hereby assents.
     This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
     Witness the facsimilie seal of the Corporation and the facsimilie signatures of its duly authorized officers.

     Dated:

COUNTERSIGNED AND REGISTERED:                          /s/ R. RANDALL ROLLINS
                                                       -----------------------
                                                       R. RANDALL ROLLINS
         SUNTRUST BANK, ATLANTA                        CHAIRMAN
                              TRANSFER AGENT
                               AND REGISTRAR

BY                                                    /s/ LINDA H. GRAHAM
                        AUTHORIZED SIGNATURE          -----------------------
                                                       LINDA H. GRAHAM
                                                       SECRETARY


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                                 RPC, INC.

     The corporation will furnish to any stockholder upon request and without charge a full statement of the designations, preferences, limitations, and relative rights of the shares of each class of stock authorized to be issued and, with respect to the classes of stock which may be issued in series, the variations in the relative rights and preferences between the shares of each such series, so far as the same have been fixed and determined, and the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series. Such request may be made to the Secretary of the Corporation at its principal office or to the Transfer Agent.

                          ---------------------

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common            UNIF GIFT MIN ACT--_________ Custodian __________
     TEN ENT -- as tenants by the entireties                          (Cust)              (Minor)
     JT TEN  -- as joint tenants with right of                     under Uniform Gifts to Minors
                survivorship and not as                            Act________________
                in common                                                 (State)

     Additional abbreviations may also be used though not in the above list.

     For value received, ___________________ hereby sell, assign and transfer unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE
     --------------------------------------

     --------------------------------------


     __________________________________________________________________________
               (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

     __________________________________________________________________________


     __________________________________________________________________________


     __________________________________________________________________  shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _________________________________________________________________ Attorney
     to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

     Dated__________________________



               _______________________________________________________________
               THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME
NOTICE: AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE(S)
GUARANTEED:    _______________________________________________________________
               THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR
               INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
               AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE
               GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.